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                                                                   EXHIBIT 10.57

July 15, 2002

Stephen C. Farrell
8 Minute Man Lane
Lexington, MA 02421

                      Re: Amendment of Employment Agreement
Dear Steve,

This letter agreement serves to further amend the Employment Agreement dated as of September 1, 2000, by and between you and PolyMedica Corporation (the "Company"), as amended by certain letter agreements dated as of April 16, 2001; September 24, 2001; October 12, 2001 and May 31, 2002 (together, the "Employment Agreement").

      Term of Employment. The Employment Period, as defined in Section 2 of the Amended Executive Employment Agreement, is extended to August 31, 2003.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.

                                   Very truly yours,


                                   /s/ Steven J. Lee
                                   ------------------------------------
                                   Steven J. Lee
                                   Chairman and Chief Executive Officer

ACCEPTED AND AGREED TO:


/s/ Stephen C. Farrell
----------------------------
Stephen C. Farrell